                                                               EXHIBIT 10
                                                               ----------
                         AGREEMENT AND GENERAL RELEASE

            John R. Herring (the "Employee") and Wyle Laboratories (the "Company") have entered into the following Agreement to resolve all issues relating to the Employee's employment with the Company. This Agreement and General Release ("Agreement") is effective as of the date specified in Section NINE.

            ONE:      Employment.

                      The Employee's employment with and compensation from Wyle Laboratories will continue pursuant to the terms of his Employment Agreement dated February 1, 1988, through July 31, 1994, at which time the Employee will resign to commence retirement.

            TWO:      Benefits.

                      The Employee shall receive the following upon his retirement effective August 1, 1994:

                      (a) The Company will supplement, through the Wyle Laboratories Supplemental Executive Retirement Plan, the Employee's currently-accrued retirement benefit such that the Employee will receive an aggregate retirement benefit equal to that which he would have had if he had retired at age 65.

                      (b) The Company will continue to make premium payments on the group permanent life insurance policy with Security Mutual Life that it has procured for the Employee until his 65th birthday.

                      (c)  The Company will assist the Employee in
  converting his existing $200,000 face amount of contributory group life insurance with Northwestern National Life Insurance Company to a whole life policy.

                      (d)  The Company will continue the existing
  split dollar life insurance policy with Security Mutual Life in effect until the Employee reaches age 65 under the same arrangement in effect as of February 1, 1994.

                      (e) The Company will provide the Employee with office space the Company selects and access to secretarial services during the period he serves as a Director of the Company.

                      (f)  On or before July 31, 1994, the Company
  will present to the Executive Compensation Committee for its consideration, a discretionary incentive award recommendation for the seven-month period ending July 31, 1994, which amount shall be determined thereafter by the Executive Compensation Committee and the Board of Directors of the Company at its next regularly scheduled meeting.

                      (g)  The Company will give the Employee his
  Company car effective August 1, 1994. The Employee shall declare the low "Blue Book" value as taxable income at that time.

                      (h) From August 1994 until the Employee's 65th birthday, the Company will pay to the Employee monthly an amount representing the difference between the Wyle Laboratories Retiree Medical Plan premium and the Wyle Laboratories Medical Plan premium.

                      The Employee shall cease to be eligible to participate under any other benefit plans of the Company following termination of the Employee's employment on July 31, 1994, except those benefits, including retiree medical benefits, to which he is entitled as a retiree or under this Agreement.

                      The Employee agrees that the Company is not required to pay or provide any of the foregoing to the Employee except as obligated by execution of this Agreement and that the Company may withhold taxes from the foregoing to the extent required by law, as conclusively determined by the Company. The Employee further agrees that the Employee is not entitled to receive, will not claim and expressly waives any entitlement to rights, benefits or compensation other than as expressly set forth in this Agreement.

            THREE:    Complete Release.

                      (a)  Release:  The Employee irrevocably and
  unconditionally releases all of the claims described in subsection (b) in existence when this Agreement becomes effective under Section NINE that the Employee may now have (or which may arise before the Employee's employment with the Company ends) against the following persons or entities (the "Releasees"): The Company, all related companies and all of the Company's or such related companies' predecessors and successors; and, with respect to each such entity, all of its past and present employees, officers, directors, stockholders, owners, representatives, assigns, attorneys, agents, insurers, employee benefit programs (and the trustees, administrators, fiduciaries and insurers of such programs) and any other persons acting by, through, under or in concert with any of the persons or entities listed in this subsection.

                      (b)  Claims Released:  Except as provided in
  subsection (d), the claims released include all claims, promises, debts, causes of action or similar rights of any type or nature the Employee has or had which in any way relate to (1) the Employee's employment with the Company, or the termination of that employment, such as claims for compensation, bonuses, commissions, lost wages or unused accrued vacation or sick pay, (2) the design or administration of any employee benefit program or the Employee's entitlement to benefits under any such program, (3) any rights the Employee has to severance or similar benefits under any program, policy or procedure of the Company, (4) any rights the Employee may have to the continued receipt of health or life insurance-type benefits except as expressly provided in Sections ONE and TWO of this Agreement, (5) any claims to attorneys fees or other indemnities, and (6) any other claims or demands the Employee may on any basis have or have had. The claims released, for example, may have arisen under any of the following statutes or common law doctrines:

                      Anti-Discrimination Statutes, such as the Age Discrimination in Employment Act and Executive Order 11141, which prohibit age discrimination in employment; Title VII of the Civil Rights Act of 1964, Section 1981 of the Civil Rights Act of 1866 and Executive Order 11246, which prohibit discrimination based on race, color, national origin, religion or sex; the Equal Pay Act, which prohibits paying men and women unequal pay for equal work; the Americans With Disabilities Act and Subsection 503 and 504 of the Rehabilitation Act of 1973, which prohibit discrimination against the disabled; the California Fair Employment and Housing Act, which prohibits discrimination in employment based on race, color, national origin, ancestry, physical or mental disability, medical condition, marital status, sex or age; and any other federal, state or local laws or regulations prohibiting employment discrimination.

                      Federal Employment Statutes, such as the WARN
  Act, which requires that advance notice be given of certain work force reductions; the Employee Retirement Income Security Act of 1974, which, among other things, protects pension or health plan benefits; and the Fair Labor Standards Act of 1938, which regulates wage and hour matters.

                      Other Laws, such as any federal, state or local law providing workers' compensation benefits, restricting an employer's right to terminate employees or otherwise regulating employment; any federal, state or local law enforcing express or implied employment contracts or requiring an employer to deal with employees fairly or in good faith; California Labor Code Subsection 200 et seq., relating to salary, commission, compensation, benefits and other matters; the California Workers' Compensation Act; the California Unemployment Insurance Code; any applicable California Industrial Welfare Commission Order; and any other federal, state or local laws providing recourse for alleged wrongful discharge, physical or personal injury, emotional distress, fraud, negligent misrepresentation, libel, slander, defamation and similar or related claims. The laws referred to in this Section include statutes, regulations, other administrative guidance and common law doctrines.

                      (c)  Release Extends to Both Known and Unknown
  Claims: This release covers both claims that the Employee knows about and those the Employee does not know about. The Employee understands the significance of his release of unknown claims and his waiver of statutory protection against a release of unknown claims. The Employee expressly waives the protection of Section 1542 of the Civil Code of the State of California, which states as follows:

              A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

  The Employee expressly waives all rights afforded by any statute which limits the effect of a release with respect to unknown claims.

                      (d)  Claims Not Released by the Employee:  This
  Agreement does not release: (1) Any rights or claims that arise after the date this Agreement becomes effective, such as rights the Employee may thereafter have under the Age Discrimination in Employment Act.
  (The Employee understands and agrees that his right to challenge the termination of his employment specified in Section ONE is a right that arose before this Agreement was executed by him and has been waived by the terms of this Agreement.) (2) The Employee's right to the benefits provided by this Agreement and by his Employment Agreement through July
  31, 1994, as well as the right to enforce this Agreement.  (3) The
  Employee's rights, if any, to unpaid salary and standard employee insurance benefits through July 31, 1994, pension and retiree medical benefits, and COBRA health benefits, except to the extent the Employee's claim is for extra benefits based on payments under this Agreement or the claim was rejected or denied, either as to the Employee or as to other similarly situated employees, before this Agreement became effective.

                      (e)  Ownership of Claims:  The Employee
  represents that the Employee has not assigned or transferred, or purported to assign or transfer, all or any part of any claim released by this Agreement.

            FOUR:     Employee's Promises.

                      In addition to the release of claims provided for in Section THREE, the Employee also agrees to the following:

                      (a)  Employment to Terminate:  The Employee
  hereby agrees to resign employment with the Company as of the close of business on July 31, 1994. The Employee understands that the Employee's employment with the Company and all related companies will never be resumed again at any time in the future. The Employee acknowledges that the Employee is resigning in exchange for the benefits payable or provided under this Agreement.

                      (b)  No Pursuit of Released Claims:  The
  Employee promises never to file or prosecute a lawsuit or other complaint or charge asserting any claims that are released by the Agreement. The Employee represents that the Employee has not filed or caused to be filed any lawsuit, complaint or charge with respect to any claim this Agreement releases. The Employee further agrees to request any government agency or other body assuming jurisdiction of any complaint or charge relating to a released claim to withdraw from or dismiss the matter with prejudice.

                      (c)  Company Property to be Returned:  The
  Employee promises that, on or before the Employee's last day of work, the Employee will return to the Company all files, memoranda, documents, records, copies of the foregoing, credit cards, keys and any other Company property in the Employee's possession or control, except those the Employee uses in conjunction with his service on the Board of Directors.

                      (d)  Employee not to Harm the Company:  The
  Employee agrees not to incur any expenses, obligations or liabilities on behalf of the Company after his employment terminates and agrees not to criticize, denigrate or otherwise disparage the Company or any other Releasee. The Employee acknowledges that he, in confidence, was furnished or acquired secret, confidential or proprietary information and trade secrets concerning the operations of the Company and its affiliates, their future plans and their methods of doing business. The Employee recognizes that the Company and its affiliates would be severely damaged if this data were used by the Employee or disclosed to any other person or entity. The Employee agrees not to make use of this data and to keep it secret and agrees that these promises shall never expire. Because the Employee's solicitation of the Company's customers, suppliers or employees would, under certain circumstances, necessarily involve the use or disclosure of confidential information protected by this Agreement, the Employee further agrees, for a period of twenty-four
  (24) months from the effective date of this Agreement, not to solicit or attempt to solicit any customer or supplier of the Company to do business with any person, corporation or other entity or to solicit for employment any person who is or, within six months prior to such solicitation, was an officer, manager or employee of the Company or its affiliates.

                      (e) Cooperation Required: The Employee agrees that, to the extent and in the manner requested by the Company, the Employee will fully cooperate with the Company and assist the Company in effecting a smooth transition of the Employee's responsibilities. For example, the Employee, when requested by the Company, must promptly and fully respond to all inquiries from the Company and its representatives relating to any legal matters involving the Company and testify in connection with said matters if requested by the Company or compelled by law. To the extent the Employee incurs out-of-pocket expenses (such as postage costs or telephone charges) in assisting the Company at its request, the Company will mail the Employee a reimbursement check for those expenses within fifteen days after it receives a request for payment from the Employee, with satisfactory written substantiation of the claimed expenses.

                      (f) Tax Indemnity: The Employee agrees that the Employee is solely responsible for all tax obligations which may arise in connection with payments to the Employee under this Agreement. The Employee agrees to indemnify the Company for all expenses, penalties or interest charges it incurs as a result of not paying payroll taxes on, or withholding taxes from, amounts paid under this Agreement. The Employee further agrees not to make any claim against the Company or any other person based on how the Company reports amounts paid under this Agreement to tax authorities or if an adverse determination is made as to the tax treatment of any amounts payable under this Agreement. In addition, the Employee understands and agrees that the Company has no duty to try to prevent such an adverse determination.

                      (g)  Promise to Sign Later Release of Claims:
  The Employee agrees that he will execute the General Release of Claims attached as Exhibit "A" at the close of his last day of employment, July 31, 1994, to effect a final waiver of any claim that arises between the effective date of this Agreement and July 31, 1994, in exchange for which the Company will release the Employee to the extent provided in the General Release of Claims.

            FIVE:     Non-Admission of Liability.

                      The Company has entered into this Agreement with the Employee to effect a mutually acceptable resolution of each claim that is released in Section THREE. The Company does not believe or admit that it or any other Releasee has done anything wrong. The Employee agrees that this Agreement shall not be admissible in any court or other forum for any purpose other that the enforcement of its terms.

            SIX:      Consequences of Employee's Violation of
                      Promises.

                      (a)  General Consequences:  If the Employee
  breaks any of the Employee's promises in this Agreement, for example, by filing or prosecuting a lawsuit or charge based on claims that the Employee has released, or if any representation made by the Employee in this Agreement was false when made, the Employee (1) shall forfeit all right to future benefits under this Agreement, (2) must repay all benefits previously received, upon the Company's demand, and (3) must pay reasonable attorneys' fees and all other costs incurred as a result of the Employee's breach or false representation, such as the cost of defending any suit brought with respect to a released claim by the Employee or other owner of a released claim.

                      (b) Injunctive Relief: The Employee further agrees that the Company would be irreparably harmed by any actual or threatened violation of Section FOUR that involves disclosure or use of confidential information or solicitation of employees or customers of the Company, and that the Company shall be entitled to an injunction prohibiting the Employee from committing any such violation.

                      (c)  Challenges to Validity:  Should the
  Employee attempt to challenge the enforceability of this Agreement, the Employee shall initially tender to the payor, by certified checks delivered to the Company, all amounts received pursuant to this Agreement, plus interest and invite the Company to cancel this Agreement before commencing any legal action in any forum whatsoever. In the event the Company accepts this offer, this Agreement shall be cancelled. In the event the Company does not accept this offer, the Company shall so notify the Employee and the amount tendered by the Employee shall be placed in an interest-bearing account pending a determination of the enforceability of this Agreement. If the Agreement is determined to be enforceable, the amount in the account, less the attorneys' fees, costs, damages and expenses awarded to the Company pursuant to Section SIX and/or THIRTEEN, shall be repaid to the Employee; if this Agreement is not enforceable, the amount in the account shall be retained by the Company or its designee.

            SEVEN:    Period for Consideration of Agreement.

                      The Employee acknowledges that the Employee was given a period of at least twenty-one (21) days to review and consider this Agreement before signing it. The Employee further acknowledges that the Employee (1) took advantage of this period to consider this Agreement before signing it, (2) carefully read this Agreement, (3) fully understands it and (4) is entering into it voluntarily.

            EIGHT:    Encouragement to Consult with Attorney.

                      The Employee acknowledges that the Company
  strongly encouraged the Employee to discuss this Agreement with an attorney (at the Employee's own expense) before signing this Agreement and that, to the extent the Employee deemed it appropriate, the Employee did so.
            NINE:     Effective Date of Agreement.

                      The Employee may revoke this Agreement within seven (7) days after the Employee signs it. The last day on which this Agreement can be revoked is called the "Last Revocation Day."
  Revocation shall be made by delivering a written notice of revocation to Stephen Natcher at Wyle Laboratories, 15370 Barranca Parkway, Irvine, California 92619-7008, no later than the close of business on the Last Revocation Day. If the Employee revokes this Agreement, it shall not become effective and the Employee will not receive the amounts or benefits described in Section TWO. If the Employee does not revoke this Agreement, it shall become effective on the day after the Last Revocation Day.

            TEN:      Severability.

                      The provisions of this Agreement are severable. If any part of it is found to be unenforceable, all other provisions shall remain fully valid and enforceable.

            ELEVEN:   Choice of Laws.

                      This Agreement shall be interpreted and enforced under the laws of the State of California.

            TWELVE:   Nature, Effect and Interpretation of
                      this Agreement.

                      (a)  Entire Agreement:  This is the entire
  Agreement between the Employee and the Company regarding the subjects addressed in the Agreement; it may not be modified or cancelled in any manner except by a writing signed by both the Company and the Employee. The Company has made no promises to the Employee other than those in this Agreement.

                      (b) Successors and Assignees: This Agreement shall bind the Employee's heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of all Releasees and their respective heirs, administrators, representatives, executors, successors and assigns.

                      (c) Interpretation: This Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any of the parties. Unless the context indicates otherwise, the term "or" shall be deemed to include the term "and" and the singular or plural number shall be deemed to include the other. Paragraph headings used in this Agreement are intended solely for convenience of reference and shall not be used in the interpretation of any of this Agreement.
                      (d)  Implementation:  The Company and the
  Employee both agree that, without the receipt of further consideration, they will sign and deliver any documents and do anything else that is necessary in the future to make the provisions of this Agreement effective.

            THIRTEEN:  Arbitration of Disputes.

                      (a) Agreement to Arbitrate: Any dispute (an "Arbitrable Dispute") about the validity, interpretation, effect or alleged violations of this Agreement must be submitted to final and binding arbitration in Orange County, California, before a judicial arbitrator selected in accordance with the procedures of the Judicial Arbitration and Mediation Services. Should either party pursue any other legal or administrative action against the other, the responding party shall be entitled to the return of any payments that party made under this Agreement and shall be entitled to recover all damages, costs, expenses and attorneys' fees the responding party incurs as a result of such action. The arbitrator may not modify or change this Agreement in any way.

                      (b) Costs of Arbitration: Each party shall pay the fees of their respective attorneys, the expenses of their witnesses and any other expenses connected with the arbitration, but all other costs of the arbitration, including the fees of the arbitrator, cost of any record or transcript of the arbitration, administrative fees and other fees and costs shall be paid in equal shares by the Employee and the Company. The party losing the arbitration shall reimburse the party who prevailed for all expenses the prevailing party paid pursuant to the preceding sentence.

                      (c)  Exclusive Remedy:  Arbitration in this
  manner shall be the exclusive remedy for any Arbitrable Dispute. The arbitrator's decision or award shall be fully enforceable and subject to an entry of judgment by a court of competent jurisdiction. Should the Employee or the Company attempt to resolve an Arbitrable Dispute by any method other than arbitration pursuant to this Section, the responding party shall be entitled to recover from the initiating party all damages, costs, expenses and attorneys' fees incurred as a result and the responding party shall be entitled to the return of any payments that party made under this Agreement.

                      (d)  Sole Exception:  Notwithstanding the
  foregoing, a dispute relating to alleged violations of Section FOUR involving the use or disclosure of confidential information or the solicitation of employees or customers of the Company, at the Company's sole option, may be resolved through a means other than arbitration.

            PLEASE READ THIS AGREEMENT CAREFULLY. IT CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

            Executed at El Segundo, California, this 7th day of April, 1994.



                                JOHN R. HERRING
                                ---------------
                                   EMPLOYEE


            Executed at Irvine, California, this 11TH day of April, 1994.



                                STEPHEN D. NATCHER
                                ------------------
                                     COMPANY

                               EXHIBIT "A"

                        GENERAL RELEASE OF CLAIMS



            John R. Herring (the "Employee") and Wyle Laboratories (the "Company") have entered into the following General Release of Claims ("Agreement') to resolve all issues arising on or before the effective date of this Agreement as specified in Section SIX. This Agreement supplements the terms of the Agreement and General Release which became effective on _______________, 1994.

            ONE:      Complete Release.

                      (a)  Release:  The Employee irrevocably and
  unconditionally releases all of the claims described in subsection (b) in existence when this Agreement becomes effective under Section SIX that the Employee may have against the following persons or entities (the "Releasees"): The Company, all related companies and all of the Company's or such related companies' predecessors and successors; and, with respect to each such entity, all of its past and present employees, officers, directors, stockholders, owners, representatives, assigns, attorneys, agents, insurers, employee benefit programs (and the trustees, administrators, fiduciaries and insurers of such programs) and any other persons acting by, through, under or in concert with any of the persons or entities listed in this subsection. The Company irrevocably and unconditionally releases all of the claims described in subsection (b) in existence when this Agreement becomes effective under Section SIX that the Company may have against the Employee or his heirs.

                      (b)  Claims Released:  Except as provided in
  subsection (d), the claims released include all claims, promises, debts, causes of action or similar rights of any type or nature the Employee has or had which in any way relate to (1) the Employee's employment with the Company, or the termination of that employment, such as claims for compensation, bonuses, commissions, lost wages or unused accrued vacation or sick pay, (2) the design or administration of any employee benefit program or the Employee's entitlement to benefits under any such program, (3) any rights the Employee has to severance or similar benefits under any program, policy or procedure of the Company, (4) any rights the Employee may have to the continued receipt of health or life insurance-type benefits, (5) any claims to attorneys fees or other indemnities, and (6) any other claims or demands the Employee may on any basis have or have had. Except as provided in subsection (d), the claims released by the Company include all claims, promises, debts, causes of action or similar rights of any type or nature the Company has or had against the Employee. The claims released, for example, may have arisen under any of the following statutes or common law doctrines:

                      Anti-Discrimination Statutes, such as the Age Discrimination in Employment Act and Executive Order 11141, which prohibit age discrimination in employment; Title VII of the Civil Rights Act of 1964, Section 1981 of the Civil Rights Act of 1866 and Executive Order 11246, which prohibit discrimination based on race, color, national origin, religion or sex; the Equal Pay Act, which prohibits paying men and women unequal pay for equal work; the Americans With Disabilities Act and Subsection 503 and 504 of the Rehabilitation Act of 1973, which prohibit discrimination against the disabled; the California Fair Employment and Housing Act, which prohibits discrimination in employment based on race, color, national origin, ancestry, physical or mental disability, medical condition, marital status, sex or age; and any other federal, state or local laws or regulations prohibiting employment discrimination.

                      Federal Employment Statutes, such as the WARN
  Act, which requires that advance notice be given of certain work force reductions; the Employee Retirement Income Security Act of 1974, which, among other things, protects pension or health plan benefits; and the Fair Labor Standards Act of 1938, which regulates wage and hour matters.

                        Other Laws, such as any federal, state or local law providing workers' compensation benefits, restricting an employer's right to terminate employees or otherwise regulating employment; any federal, state or local law enforcing express or implied employment contracts or requiring an employer to deal with employees fairly or in good faith; California Labor Code Subsection 200 et seq., relating to salary, commission, compensation, benefits and other matters; the California Workers' Compensation Act; the California Unemployment Insurance Code; any applicable California Industrial Welfare Commission Order; and any other federal, state or local laws providing recourse for alleged wrongful discharge, physical or personal injury, emotional distress, fraud, negligent misrepresentation, libel, slander, defamation and similar or related claims. The laws referred to in this Section include statutes, regulations, other administrative guidance and common law doctrines.

                      (c)  Release Extends to Both Known and Unknown
  Claims: This release covers both claims that the parties know about and those they do not know about. The parties understand the significance of their release of unknown claims and their waiver of statutory protection against a release of unknown claims. The parties expressly waive the protection of Section 1542 of the Civil Code of the State of California, which states as follows:

              A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

  The parties expressly waive all rights afforded by any statute which limits the effect of a release with respect to unknown claims.

                      (d)  Claims Not Released:  This Agreement does
  not release:  (1) Any rights or claims that arise under the Age
  Discrimination in Employment Act after this Agreement was signed.  (2)
  The right of any party to the benefits of and the right to enforce this Agreement or the Agreement and General Release appended to this Agreement. (3) The Employee's rights, if any, to unpaid pension and to COBRA and retiree health benefits under the Company's standard benefits

  programs applicable to the Employee, except to the extent the Employee's claim is for extra benefits based on payments under the appended Agreement and General Release or the claim was rejected or denied, either as to the Employee or as to other similarly situated employees, before this Agreement became effective. (4) Claims by the Company against the Employee based upon acts or omissions the Employee knew or should have known to be unlawful. (5) Claims by the Company against the Employee based upon an act or omission that does not arise in the course and scope of his employment with the Company.

                      (e)  Ownership of Claims:  The Employee
  represents that the Employee has not assigned or transferred, or purported to assign or transfer, all or any part of any claim released by this Agreement.

                      (f) No Pursuit of Released Claims: The parties promise never to file or prosecute a lawsuit or other complaint or charge asserting any claims that are released by the Agreement. The parties represent that they have not filed or caused to be filed any lawsuit, complaint or charge with respect to any claim this Agreement releases and know of no basis at this time for filing any claim whatsoever against the other party. The parties further agree to request any government agency or other body assuming jurisdiction of any complaint or charge relating to a released claim to withdraw from or dismiss the matter with prejudice.

            TWO:      Non-Admission of Liability.

                      The parties have entered into this Agreement with the Employee to effect a mutually acceptable resolution of each claim that is released in Section ONE. The Company does not believe or admit that it or any other Releasee has done anything wrong. The Employee does not believe or admit that he has done anything wrong. The parties agree that this Agreement shall not be admissible in any court or other forum for any purpose other that the enforcement of its terms.

            THREE:    Consequences of Any Party's Violation of
                      Promises.

                      (a) General Consequences: If any party breaks any of the promises made in this Agreement, for example, by filing or prosecuting a lawsuit or charge based on claims that the party has released, or if any representation made by the party in this Agreement was false when made, the breaching party (1) shall forfeit all right to future benefits under this Agreement, (2) must repay all benefits previously received under this Agreement or the appended Agreement and General Release upon the nonbreaching party's demand, and (3) must pay reasonable attorneys' fees and all other costs incurred as a result of that party's breach or false representation, such as the cost of defending any suit brought with respect to a released claim.

                      (b)  Challenges to Validity:  Should the
  Employee attempt to challenge the enforceability of this Agreement, he shall comply with the provisions of Section SIX of the Agreement and General Release.

            FOUR:     Period for Consideration of Agreement.

                      The Employee acknowledges that the Employee was given a period of at least twenty-one (21) days to review and consider this Agreement before signing it. The Employee further acknowledges that the Employee (1) took advantage of this period to consider this Agreement before signing it, (2) carefully read this Agreement, (3) fully understands it and (4) is entering into it voluntarily.

            FIVE:     Encouragement to Consult with Attorney.

                      The Employee acknowledges that the Company strongly encouraged the Employee to discuss this Agreement with an attorney (at the Employee's own expense) before signing this Agreement and that, to the extent the Employee deemed it appropriate, the Employee did so.

            SIX:      Effective Date of Agreement.

                      The Employee may revoke this Agreement within seven (7) days after the Employee signs it. The last day on which this Agreement can be revoked is called the "Last Revocation Day."
  Revocation shall be made by delivering a written notice of revocation to Stephen Natcher at Wyle Laboratories, 15370 Barranca Parkway, Irvine, California 92619-7008, no later than the close of business on the Last Revocation Day. If the Employee revokes this Agreement, it shall not become effective and the Employee will not receive the benefits of the release contained in the Agreement. If the Employee does not revoke this Agreement, it shall become effective on the day after the Last Revocation Day.

                      The revocation of this Agreement shall not cause the revocation of the Agreement and General Release executed by the parties and appended to this Agreement.

            SEVEN:    Severability.

                      The provisions of this Agreement are severable. If any part of it is found to be unenforceable, all other provisions shall remain fully valid and enforceable.

            EIGHT:    Choice of Laws.

                      This Agreement shall be interpreted and enforced under the laws of the State of California.

            NINE:     Nature, Effect and Interpretation of
                           this Agreement.

                      (a)  Entire Agreement:  This is the entire
  Agreement between the Employee and the Company regarding the subjects addressed in the Agreement; it may not be modified or cancelled in any manner except by a writing signed by both the Company and the Employee. The parties have made no promises to one another other than those in this Agreement and the Agreement and General Release which is appended to this Agreement.

                      (b) Successors and Assignees: This Agreement shall bind the parties' heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of the Employee, the Company, all Releasees and their respective heirs, administrators, representatives, executors, successors and assigns.

                      (c) Interpretation: This Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any of the parties. Unless the context indicates otherwise, the term "or" shall be deemed to include the term "and" and the singular or plural number shall be deemed to include the other. Paragraph headings used in this Agreement are intended solely for convenience of reference and shall not be used in the interpretation of any of this Agreement.

                      (d)  Implementation:  The Company and the
  Employee both agree that, without the receipt of further consideration, they will sign and deliver any documents and do anything else that is necessary in the future to make the provisions of this Agreement effective.

            TEN:      Arbitration of Disputes.

                      (a) Agreement to Arbitrate: Any dispute (an "Arbitrable Dispute") about the validity, interpretation, effect or alleged violations of this Agreement must be submitted to final and binding arbitration in Orange County, California, before a judicial arbitrator selected in accordance with the procedures of the Judicial Arbitration and Mediation Services. Should either party pursue any other legal or administrative action against the other, the responding party shall be entitled to the return of any payments that party made under this Agreement and the Agreement and General Release appended hereto, and shall be entitled to recover all damages, costs, expenses and attorneys' fees the responding party incurs as a result of such action. The arbitrator may not modify or change this Agreement in any way.

                      (b) Costs of Arbitration: Each party shall pay the fees of their respective attorneys, the expenses of their witnesses and any other expenses connected with the arbitration, but all other costs of the arbitration, including the fees of the arbitrator, cost of any record or transcript of the arbitration, administrative fees and other fees and costs shall be paid in equal shares by the Employee and the Company. The party losing the arbitration shall reimburse the party who prevailed for all expenses the prevailing party paid pursuant to the preceding sentence.

                      (c)  Exclusive Remedy:  Arbitration in this
  manner shall be the exclusive remedy for any Arbitrable Dispute. The arbitrator's decision or award shall be fully enforceable and subject to an entry of judgment by a court of competent jurisdiction. Should the Employee or the Company attempt to resolve an Arbitrable Dispute by any method other than arbitration pursuant to this Section, the responding party shall be entitled to recover from the initiating party all damages, costs, expenses and attorneys' fees incurred as a result and the responding party shall be entitled to the return of any payments that party made under this Agreement and the Agreement and General Release appended hereto.

                      (d)  Sole Exception:  Notwithstanding the
  foregoing, a dispute relating to alleged violations by the Employee of Section FOUR of the Agreement and General Release involving the use or disclosure of confidential information or the solicitation of employees or customers of the Company, at the Company's sole option, may be resolved through a means other than arbitration.

            PLEASE READ THIS AGREEMENT CAREFULLY. IT CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

            Executed at _________________, California, this ____ day of ____________, 1994.



                                _____________________________
                                          EMPLOYEE


            Executed at Irvine, California, this ____ day of ____________, 1994.



                                _____________________________
                                          COMPANY